SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of report:  December 22, 1997
                 (Date of earliest event reported)




                        NORTH EAST INSURANCE COMPANY
           (Exact name of registrant as specified in its charter)


            Maine                       0-11184             01-0278387
(State or other jurisdiction of       (Commission        (I.R.S. Employer
 incorporation or organization)         File No.)       Identification No.)


                482 Payne Road, Scarborough, Maine  04074
           (Address of principal executive offices) (Zip code)


Registrant's telephone number:  (207) 883-2232



Item 5.  Other Events.

North East Insurance Company ("NEIC") on December 22, 1997 announced significant adjustments to its reinsurance arrangements. These adjustments have a material favorable effect on previously reported net earnings and statutory surplus of the company. A copy of NEIC's press release is filed herewith as an exhibit.


Item 6.  Financial Statements and Exhibits.

      (c)  Exhibits.

            99.1 Press release dated December 22, 1997, announcing change in reinsurance arrangements


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NORTH EAST INSURANCE COMPANY


Date: December 22, 1997                By: /s/ Robert G. Schatz
                                           President and Chief
                                           Executive Officer

                              INDEX TO EXHIBITS

Exhibit
Number           Description
------           -----------

 99.1            Press release dated December 22, 1997,
                 announcing change in reinsurance arrangements